UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 7, 2010

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Date of Report (Date of earliest event reported)

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PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

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Commission File Number 001-07572

Delaware (State or other jurisdiction of incorporation or organization)	13-1166910 (I.R.S. Employer Identification No.)

200 Madison Avenue

New York, New York  10016
(Address of principal executive offices, including zip code)

(212) 381-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On April 7, 2010, Phillips-Van Heusen Corporation, a Delaware corporation, issued a press release announcing that it had commenced a cash tender offer to purchase any and all of its outstanding (i) 7¼% Senior Notes due 2011 and (ii) 8⅛% Senior Notes due 2013 (collectively, the “Notes”), and a related consent solicitation to amend the indenture governing each series of Notes.  There is $150 million principal amount of each series of Notes outstanding.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements And Exhibits.

 (d)

Exhibits:

Exhibit No.

Description

99.1

Press Release issued by Phillips-Van Heusen Corporation, dated April 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

Date:  April 7, 2010

By:    /s/ Mark D. Fischer

 Name:  Mark D. Fischer

 Title:  Senior Vice President

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release issued by Phillips-Van Heusen Corporation, dated April 7, 2010.